UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   January 5, 2006
                                                        ---------------------


                             ALTEX INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                    1-9030             84-0989164
 -----------------------------------  ----------------  -----------------------
   (State or other jurisdiction of      (Commission        (I.R.S. Employer
            incorporation)              File Number)      Identification No.)


                     PO Box 1057 Breckenridge, CO 80424-1057
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:      (303) 265-9312
                                                            ------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act


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
                        "SAFE HARBOR" STATEMENT UNDER THE
                        ---------------------------------
         UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
         --------------------------------------------------------------

Statements that are not historical facts contained in this Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ from projected results. Factors that could cause actual results to differ materially include, among others: general economic conditions; the market price of oil and natural gas; the risks associated with exploration and production in the Rocky Mountain region; the ability of Registrant's wholly-owned subsidiary, Altex Oil Corporation ("AOC"), to find, acquire, market, develop, and produce new properties; operating hazards attendant to the oil and natural gas business; uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of development expenditures; the strength and financial resources of competitors; AOC's ability to find and retain skilled personnel; climatic conditions; availability and cost of material and equipment; delays in anticipated start-up dates; environmental risks; the results of financing efforts; and other uncertainties detailed in Registrant's 2005 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On December 14, 2005, at an Oil & Gas Asset Clearinghouse auction in Houston, Texas, AOC agreed to sell all of its non-operated working interests in producing oil and gas wells in Wyoming to Wellstar Corporation; all of its operated working interests in producing oil and gas wells to Chaparral Energy, LLC; and all of its overriding royalty interests in producing oil and gas wells in Wyoming to Penroc Oil Corporation. On January 5, 2006, AOC received $1,853,000 cash from Wellstar Corporation; $347,000 cash from Chaparral; and $187,000 cash from Penroc. The transactions are subject to rescission and pricing adjustments until 61 days after the recordation filing date of the conveyancing documents. AOC retains very small working and overriding royalty interests in producing oil and gas wells in the Bluebell-Altamont Field in Utah, an overriding royalty interest in undrilled locations in the Standard Draw and Echo Springs Fields in Wyoming, and an interest in an application for leases under the Combined Hydrocarbon Leasing Act of 1981 in the Tar Sands Triangle Area of Utah. Registrant intends to reinvest the proceeds of the sale either in interests in oil and gas properties or otherwise. There can be no assurance as to if and when any such reinvestment would be made.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

During the quarter ending December 31, 2005 ("Q1FY06"), AOC sold its non-operated working interests in three producing oil and gas wells for $227,000 cash and, in three separate transactions, agreed to sell substantially all of its remaining interests in producing oil and gas wells for $2,387,000 cash, which it received during the quarter ending March 31, 2006 ("Q2FY06"). Below are a pro forma condensed consolidated balance sheet and pro forma condensed consolidated Statement of Operations for Registrant and AOC. Pro forma adjustments related to the pro forma condensed consolidated balance sheet have been computed assuming the transactions referred to above had been consummated as of September 30, 2005, and include adjustments which give effect to events that are directly attributable to the transactions, regardless of whether they have a continuing impact or are nonrecurring. Pro forma adjustments related to the pro forma condensed consolidated Statement of Operations have been computed assuming the transactions were consummated at the beginning of the year ending September 30, 2005 ("FY05"), and include adjustments which give effect to events that are directly attributable to the transaction and expected to have a continuing impact on Registrant. The pro forma condensed consolidated Statement of Operations discloses loss from continuing operations before nonrecurring charges or credits directly attributable to the transactions. Material nonrecurring charges or credits and related tax effects which result directly from the transactions and which will be included in the income of Registrant during the year ending September 30, 2006 ("FY06"), have been disclosed separately, and such charges or credits were not considered in the pro forma condensed consolidated Statement of Operations.

                                       ALTEX INDUSTRIES, INC. AND SUBSIDIARY
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                                                        SEPTEMBER 30,   ADJUSTMENTS    PRO FORMA
                                                                            2005
                                                                       -------------------------------------------
                                   ASSETS
CURRENT ASSETS
  Cash and cash equivalents (Note 1)                                   $    2,281,000     2,614,000     4,895,000
  Accounts receivable                                                         149,000                     149,000
  Other (Note 1)                                                               19,000       (16,000)        3,000
                                                                       ---------------                ------------
      Total current assets                                                  2,449,000                   5,047,000
                                                                       ---------------                ------------

PROPERTY AND EQUIPMENT, AT COST
  Proved oil and gas properties (successful efforts method) (Note 2)        1,076,000      (985,000)       91,000
  Other                                                                        63,000                      63,000
                                                                       ---------------                ------------
                                                                            1,139,000                     154,000
  Less accumulated depreciation, depletion, amortization, and valuation allowance (Note 2)
                                                                           (1,091,000)      945,000      (146,000)
                                                                       ---------------                ------------

      Net property and equipment                                               48,000                       8,000

OTHER ASSETS                                                                   13,000                      13,000

                                                                       ---------------                ------------
                                                                       $    2,510,000                   5,068,000
                                                                       ---------------                ------------

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                     $       16,000                      16,000
  Accrued production costs                                                     51,000                      51,000
  Other accrued expenses (Note 3)                                              79,000       256,000       335,000
                                                                       ---------------                ------------
      Total current liabilities                                               146,000                     402,000
                                                                       ---------------                ------------

STOCKHOLDERS' EQUITY
  Preferred stock, $.01 par value. Authorized 5,000,000 shares, none
    issued                                                                         --                          --
  Common stock, $.01 par value. Authorized 50,000,000 shares,
    14,877,117 shares issued and outstanding                                  149,000                     149,000
  Additional paid-in capital                                               14,191,000                  14,191,000
  Accumulated deficit (Note 3)                                            (11,617,000)    2,302,000    (9,315,000)
  Notes receivable from stockholders                                         (359,000)                   (359,000)
                                                                       ---------------                ------------
                                                                            2,364,000                   4,666,000
                                                                       ---------------                ------------
                                                                       $    2,510,000                 $ 5,068,000
                                                                       ---------------                ------------

                        See Notes to Pro Forma Condensed Consolidated Financial Statements


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
                      ALTEX INDUSTRIES, INC. AND SUBSIDIARY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Material nonrecurring charges or credits and related tax effects which result directly from the transactions and which will be included in the income of Registrant within the 12 months succeeding the transactions are not considered in the pro forma condensed consolidated Statement of Operations. See Notes 3 and 6 below.

                                                           2005      ADJUSTMENTS    PRO FORMA
                                                        --------------------------------------
REVENUE
    Oil and gas sales (Note 4)                          $   972,000     (972,000)           -
    Interest (Note 5)                                        55,000      125,000      180,000
    Other income                                              2,000                     2,000
                                                        -----------                -----------
                                                          1,029,000                   182,000
                                                        -----------                -----------
COSTS AND EXPENSES
    Lease operating (Note 4)                                293,000     (293,000)           -
    Production taxes (Note 4)                               118,000     (118,000)           -
    General and administrative                              453,000                   453,000
    Depreciation, depletion, and amortization (Note 4)        9,000       (4,000)       5,000
                                                        -----------                -----------
                                                            873,000                   458,000
                                                        -----------                -----------
NET EARNINGS (LOSS)                                     $   156,000                  (276,000)
                                                        -----------                -----------
EARNINGS (LOSS) PER SHARE OF COMMON STOCK               $      0.01                     (0.02)
                                                        -----------                -----------
WEIGHTED AVERAGE SHARES OUTSTANDING                      14,881,949                14,881,949
                                                        -----------                -----------

              See Notes to Pro Forma Condensed Consolidated Financial Statements


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
                      ALTEX INDUSTRIES, INC. AND SUBSIDIARY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS




NOTE 1 - CASH AND CASH EQUIVALENTS AND OTHER CURRENT ASSETS. Adjustment consists of $227,000 cash received during Q1FY06 from the sale of non-operated working interests in three producing oil and gas wells and $2,387,000 cash received during Q2FY06 from the sale of substantially all remaining interests in producing oil and gas wells.

NOTE 2 - PROVED OIL AND GAS PROPERTIES AND ACCUMULATED DEPRECIATION, DEPLETION, AMORTIZATION, AND VALUATION ALLOWANCE. Adjustment consists of removal of $985,000 from proved oil and gas properties and $945,000 from accumulated depreciation, depletion, amortization, and valuation allowance.

NOTE 3 - OTHER ACCRUED EXPENSES AND ACCUMULATED DEFICIT. The gain on sale realized from the sale of AOC's interests in producing oil and gas wells is estimated to be $2,558,000 (See Note 6). Pursuant to his employment agreement, Registrant's president is to receive a bonus equal to no less than 10% of earnings before tax, which implies a bonus payable of $256,000 as a result of the gain on sale.

NOTE 4 - OIL AND GAS SALES, LEASE OPERATING EXPENSE, PRODUCTION TAXES, AND DEPLETION. If during the year ending September 30, 2005, AOC had not reinvested the proceeds of the sale of its interests in producing oil and gas wells into interests in other producing oil and gas wells, then oil and gas sales, lease operating expense, production taxes, and depletion would all have been zero.

NOTE 5 - INTEREST INCOME. Actual cash balances at September 30, 2004, were $2,114,000. Proceeds from the sale of AOC's interest in producing oil and gas properties are $2,614,000. Assuming average realized interest rates on cash balances of 4% and average cash balances of $4,500,000, implies pro forma interest income of $180,000.

NOTE  6  -  MATERIAL  NONRECURRING  CHARGES  OR CREDITS AND RELATED TAX EFFECTS.
Registrant estimates gain on sale that will be included in the income of Registrant during FY06 if no transaction is rescinded and if no pricing adjustment occurs as follows:

          Proceeds from sales                            $2,614,000
          Capitalized selling expenses                      (16,000)
          Capitalized cost of interests sold               (985,000)
          Accumulated depletion and valuation allowance     945,000
                                                         -----------
          Gain on sale of assets                         $2,558,000
                                                         -----------


No provision for income taxes has been made because of the anticipated utilization of deferred tax assets previously not recognized due to the prior establishment of a valuation allowance.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALTEX  INDUSTRIES,  INC.

Date:  January  9,  2006                    /s/  STEVEN  H.  CARDIN
                                            -----------------------
                                            By:  Steven  H.  Cardin,
                                                 Chief  Executive  Officer


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